Prospectus supplement dated February 11, 2016
to the following prospectus(es):
BOA America's Future Annuity II, BOA Achiever Annuity, BOA Future Venue Annuity, Nationwide Heritage Annuity, BOA Elite Venue Annuity, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, M&T All American Gold, Wells Fargo Gold Variable Annuity, Nationwide Destination All American Gold 2.0, Nationwide Destination All American Gold NY 2.0, Nationwide Destination B, Nationwide Destination B 2.0, Nationwide Destination B NY 2.0, Nationwide Destination C, Nationwide Destination EV 2.0, Nationwide Destination EV NY 2.0, Nationwide Destination L, Nationwide Destination L 2.0, Nationwide Destination L NY 2.0, Nationwide Destination Navigator 2.0, and Nationwide Destination Navigator NY 2.0 prospectus dated May 1, 2015
Nationwide Destination EV, Nationwide Destination Navigator (New York), Nationwide Income Architect Annuity, Nationwide Destination Navigator, and BOA Choice Venue Annuity II prospectus dated May 1, 2013
Schwab Income Choice Variable Annuity prospectus dated May 1, 2012
Schwab Custom Solutions Variable Annuity prospectus dated May 1, 2010
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
In December, 2015, the Board of Trustees (the "Board") of the Nationwide Variable Insurance Trust (the "Trust"), on behalf of the Nationwide Variable Insurance Trust – NVIT Growth Fund: Class II ("Target Fund") and the Nationwide Variable Insurance Trust – NVIT Large Cap Growth Fund: Class II ("Acquiring Fund"), approved the Plan of Reorganization whereby all of the Target Fund's assets will be transferred to the Acquiring Fund (the "Transaction"). The Transaction will result in Class II shares of the Target Fund being exchanged for Class II shares of the Acquiring Fund equal in value to (but having a different price per share than) shares of the Target Fund.
The proposed Transaction is subject to approval by the shareholders of the Target Fund at a shareholders’ meeting expected to be held on or about March 29, 2016. If approved, the Transaction is expected to occur at the close of business on April 22, 2016. Therefore, effective on or about April 23, 2016, any allocations to the Target Fund are transferred to the Acquiring Fund.
PROS-0314